UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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American Church Mortgage Company

(Name of Registrant as Specified In Its Charter)

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AMERICAN CHURCH MORTGAGE COMPANY

10400 YELLOW CIRCLE DRIVE, SUITE 102

MINNETONKA, MINNESOTA 55343

(952) 945-9455

May 13, 2019

Dear Shareholder:

You are invited to attend the 2019 Annual Meeting of Shareholders of American Church Mortgage Company to be held at 10400 Yellow Circle Drive, Ste. 102, Minnetonka, Minnesota, 55343, on June 27, 2019 at 10:00 a.m., local time.

The attached Notice of Annual Meeting and proxy statement describes each business proposal for your action. After the business of the meeting has been concluded, shareholders will be given an opportunity to ask appropriate questions.

The proposals and the vote the Board of Directors recommends are:

	Proposal	Recommended Vote
1.	Election of four (4) Directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.	FOR
2.	Ratification of the Bylaw Amendment and Related Interpretations.	FOR

A notice of Annual Meeting, a form of proxy and a proxy statement containing information about the matters to be acted upon at the Annual Meeting of Shareholders are enclosed. A copy of the Company’s Annual Report on Form 10-K and Form 10-K/A are also enclosed, but should not be considered proxy solicitation material. Upon written request, the Company will provide each shareholder being solicited by this proxy statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to our office at: 10400 Yellow Circle Drive, Suite 102, Minnetonka, Minnesota, 55343, Attn: Philip J. Myers, President and Secretary.

Your vote is very important and we urge you to complete, sign, date and mail the enclosed proxy card promptly. This action will not limit your right to revoke your proxy in the manner described in the accompanying proxy statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

Sincerely,

AMERICAN CHURCH MORTGAGE COMPANY

/s/ Philip J. Myers

Philip J. Myers, President & Secretary

AMERICAN CHURCH MORTGAGE COMPANY

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 27, 2019

AT 10:00 A.M.

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Church Mortgage Company, a Minnesota corporation, will be held at ACMC’s office at 10400 Yellow Circle Drive, Suite 120, Minnetonka, Minnesota, 55343, at 10:00 a.m., local time, on June 27, 2019.

This meeting is being held for the following purposes:

1.	To elect four (4) persons to serve as Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2.	Ratification of the Board of Directors Amendment to the Company Financing Policy By-law and Related Interpretations.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on May 3, 2019 will be entitled to notice of or to vote at the meeting or any adjournment thereof. Whether or not you plan to be present at the meeting, please sign and return the accompanying form of proxy in the enclosed postage prepaid envelope at your earliest convenience. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

By Order of the Board of Directors,

/s/ Philip J. Myers

Philip J. Myers, President and Secretary

Minnetonka, Minnesota

May 13, 2019

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,

PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to Be Held on June 27, 2019.

The proxy materials, including the proxy statement and the 2018 Annual Report are available at the “Investors Relations” tab on our website at: www.church-loans.net.

AMERICAN CHURCH MORTGAGE COMPANY

10400 YELLOW CIRCLE DRIVE, SUITE 102

MINNETONKA, MINNESOTA 55343

(952) 945-9455

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PROXY STATEMENT

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ANNUAL MEETING OF SHAREHOLDERS

JUNE 27, 2019

This proxy statement and the accompanying proxy card are being mailed, beginning on May 13, 2019, to owners of common shares of American Church Mortgage Company in connection with the solicitation of proxies by the Board of Directors for our 2019 Annual Meeting of Shareholders. This proxy procedure is necessary to permit all American Church Mortgage Company shareholders, many of whom are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

TABLE OF CONTENTS

GENERAL INFORMATION	3
PROPOSAL 1: ELECTION OF DIRECTORS	7
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND
CORPORATE GOVERNANCE; WITH SECTION 16(a) OF THE EXCHANGE ACT
COMPLIANCE	10
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR
INDEPENDENCE	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS	17
EXECUTIVE COMPENSATION AND EQUITY COMPENSATION PLANS	18
DIRECTOR COMPENSATION	18
PRINCIPAL ACCOUNTANT FEES AND SERVICES	19
PROPOSAL 2: BY-LAW AMENDMENT AND INTERPRETATIONS	21
SHAREHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING OF
SHAREHOLDERS	23
OTHER MATTERS	23
EXHIBITS
ANNUAL REPORT ON FORM 10-K AND FORM 10-K/A
PROXY

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GENERAL INFORMATION

The questions and answers set forth below provide general information regarding this proxy statement and our Annual Meeting of Shareholders.

When are our annual report to shareholders and this proxy statement first being sent to shareholders?

This proxy statement is being sent to shareholders beginning on May 13, 2019. The Company’s 2018 Annual Report to Shareholders on Form 10-K and Form 10-K/A accompanies this proxy statement.

What am I voting on?

1.	The election of four (4) Board members, each for a one-year term or until their successors are elected and qualified.
2.	The ratification of an amendment to the Company’s Financing Policy Bylaw and related interpretations.

The Board of Directors recommends that you vote “FOR” each proposal.

Who is entitled to vote at the Annual Meeting and how many votes do they have?

Common shareholders of record at the close of business on May 3, 2019 may vote at the Annual Meeting. Each share has one vote. There were 1,677,798 common shares outstanding on May 3, 2019. For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during normal business hours at our offices. This list will also be available at the Annual Meeting.

How do I vote?

You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Since many of our shareholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our shareholders to enable them to vote. However, if you would like to attend in person and need directions to the Company’s offices where the Annual Meeting will be held, please contact our Treasurer and Chief Financial Officer, Scott J. Marquis at (952) 252-0909.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. We are soliciting your appointment of proxies so that your common shares may be voted at the Annual Meeting as you direct without your attendance. If you complete and return the enclosed proxy card, your shares will be voted by your proxy as you instruct on your returned proxy card.

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By completing and returning the proxy card, whom am I designating as my proxy?

You will be designating Philip J. Myers and Scott J. Marquis as your proxies. They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on the proposals, your proxy will vote: “FOR” the election of Philip J. Myers, Kirbyjon H. Caldwell, Dennis J. Doyle and Michael G. Holmquist as Directors and “FOR” the ratification of an amendment to the Company Financing Policy By-Law and related interpretation. We do not intend to bring any other matters for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the Annual Meeting.

How do I vote using my proxy card?

Other than attending the Annual Meeting and voting in person, you must vote by mail. To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares. Please note that broker shares will not be voted on Proposal 1 – Election of Directors – or – Proposal 2 – Amendment to Bylaw/Interpretation – without your direction.

How do I revoke my proxy?

You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	Notifying our Secretary, Philip J. Myers, in writing at 10400 Yellow Circle Drive, Suite 102, Minnetonka, Minnesota 55343, that you are revoking your proxy;
•	Executing a later-dated proxy card; or
•	Attending and voting by ballot at the Annual Meeting.

Is my vote confidential?

Yes, only certain of our officers will have access to your card.

Who will count the votes?

An officer of American Church Mortgage Company will act as the inspector of election and will count the votes.

What constitutes a quorum?

As of May 3, 2019, 1,677,798 of our common shares were issued and outstanding. The holders of one-third (1/3) of the shares outstanding and entitled to vote, represented either in

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person or by proxy, constitute a quorum for the transaction of business. If you sign and return your proxy card, you will be considered part of the quorum, even if you withhold your vote. If a quorum is not present at the Annual Meeting, the shareholders present in person or by proxy may adjourn the meeting to a date not more than 120 days after June 27, 2019, until a quorum is present.

How will my vote be counted?

With respect to the election of Directors, votes may be cast in favor of or withheld from one or all nominees. Votes that are withheld will not be included in the vote.

With respect to approval of the by-law amendment and interpretations, votes may be cast for or against the proposal or the proxy may be instructed to abstain. Abstentions will be treated as “No” votes.

What percentage of the Company’s common shares do the Directors and executive officers own?

Our Board of Directors and executive officers beneficially owned 5.08% of our common shares as of May 3, 2019. (See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” for more details.)

Who is soliciting my proxy, how is it being solicited and who pays the cost?

American Church Mortgage Company is soliciting your proxy. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. Computershare Trust Company, Inc., our transfer agent, will be assisting us for a fee, plus reimbursement of out-of-pocket expenses. In 2018, we paid Computershare approximately $6,000, which included out-of-pocket expenses, for assisting us with our proxy solicitation. American Church Mortgage Company pays the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common shares.

Can I vote on-line over the Internet?

We currently do not offer to shareholders on-line voting over the Internet. The Company has determined the cost to provide internet on-line voting to be prohibitive at this time. However, you may view and download the proxy materials, including the proxy statement and the Company’s Annual Report on Form 10-K from our website. The website to view and download this information is www.church-loans.net under the “Investor Relations” tab. References to our website are not intended to and do not incorporate information found on the website into this proxy statement.

Do we have any significant shareholders?

We have no shareholders who beneficially owned more than 5.00% of our stock as of May 3, 2019.

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When are shareholder proposals for the year 2020 shareholder meeting due?

Shareholder proposals to be presented at the 2020 Annual Meeting must be submitted in writing by December 26, 2019 to Philip J. Myers, President & Secretary, at 10400 Yellow Circle Drive, Suite 102, Minnetonka, Minnesota 55343. You should submit any proposal by a method that permits you to prove the date of delivery to us. (See the discussion under the heading “Shareholder Proposals for the 2020 Annual Meeting of Shareholders” and “Election of Directors” for information regarding certain procedures with respect to shareholder proposals and nominations of Directors.)

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PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to our Bylaws, the Board has fixed at four (4) the number of Directors to be elected at the Annual Meeting. Unless otherwise indicated thereon, the proxy holders will vote “FOR” the election of the nominees listed below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All nominees are members of the present Board. If any nominee is unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

The four (4) nominees who receive the highest number of votes will be elected as Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE BOARD NOMINEES LISTED BELOW.

Nominees

The following table sets forth certain information regarding the nominees.

Name	Age	Biographical Summary	Director Since

Philip J. Myers	63	Mr. Myers has been our Chairman, President and Secretary since April 2001. He has also served as President, Treasurer, stockholder and a director of our Advisor, Church Loan Advisors, Inc. since 1994, President, Secretary, majority stockholder and a director of American Investors Group, Inc., a registered broker-dealer, since 1996, and of its parent company, Apostle Holdings Corp. since 2000. Mr. Myers has been an officer and owner of American Investors Group, Inc. and has engaged directly in church mortgage lending since 1989. He earned his bachelor of arts degree in political science in 1977 from the State University of New York at Binghamton and his juris doctor degree from the State University of New York at Buffalo School of Law in 1980. From 1980 to 1982, Mr. Myers served as an attorney in the Division of Market Regulation of the U.S. Securities and Exchange Commission in Washington, D.C. and, from 1982 to 1984, as an attorney with the Division of Enforcement of the Securities and Exchange Commission in San Francisco. From August 1984 to January 1986, he was employed as an attorney with the San Francisco law firm of Wilson, Ryan and Compilongo where he specialized in corporate finance, securities and broker-dealer matters. From January 1986 to January 1989, Mr. Myers was Senior Vice President and General Counsel of Financial Planners Equity Corporation, a 400 broker securities dealer formerly located in Marin County, California. He became affiliated with American Investors Group, Inc. in 1989. He is an inactive member of the New York, California and Minnesota State Bar Associations. Mr. Myers holds General Securities Representative and General Securities Principal licenses with the Financial Industry Regulation Authority (FINRA). Mr. Myers’ 29 years of experience in church lending combined with the practice of law in the securities, corporate and regulatory arenas and his experience as a CEO afford him a comprehensive and broad based insight into managing the direction, opportunities and challenges of the Company.	2001

Kirbyjon H. Caldwell	65	Reverend Caldwell has served as an independent director of the Company since 1994. He has been Senior Pastor of Windsor Village United Methodist Church in Houston, Texas since January 1982. The membership of Windsor Village exceeds 17,000. Rev. Caldwell received his B.A. degree in Economics from Carlton College (1975), an M.B.A. in Finance from the University of Pennsylvania’s Wharton School (1977), and his Masters in Theology from Southern Methodist University School of Theology (1981). He is Chair of the Goverance & Nominating Committee, Inc. for NRG Energy and a member of the Amegy Bank Advisory Board, Bridgeway Capital Management Board, The Greater Houston Partnership Executive Committee, Houston Gold Assocation Executive Committee, Baylor College of Medicine Executive Committee and M.D. Anderson-The University Cancer Foundation. He is also the founder of community development organizations and a limited partner with the Houston Texans franchise. Pastor Caldwell brings to the Company’s board a unique combination of talents as a former financial services professional with an MBA and a leading denominational pastor with national recognition. He is uniquely qualified to advise management on the direction and thinking of church leaders, the principal market of the Company.	1994

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Dennis J. Doyle	67	Mr. Doyle has served as an independent director of the Company since 1994. He is a stockholder and co-founder of Welsh Companies, Inc., Minneapolis, Minnesota, a full-service real estate company involved in property management, brokerage, investment sales, construction and commercial development. Since 1977, he has held many positions within Welsh’s services business ranging from manual laborer to licensed broker to positions in executive management. He has served as Chief Executive Officer of Welsh since 1987. He continues to hold a real estate broker’s license in Minnesota. He is the general partner in the Wildamere Capital Management 10 million square foot portfolio of properties. Mr. Doyle is the founder and chief executive officer of Matter, a privately funded, not-for-profit organization established to fight poverty, hunger, and disease by utilizing corporate surplus. Mr. Doyle is a member of the board of directors of Tradition Capital Bank. Mr. Doyle’s 30 years in real estate and years as the CEO of a growing commercial real estate company, in addition to his 20 years of service on the Company’s Board allows him to offer profound insight into the management of the Company’s real estate-based lending activities.	1994

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Michael G. Holmquist	69	Mr. Holmquist has served as an independent director of the Company since 2003. Mr. Holmquist is a Certified Public Accountant practicing from his office in Minnetonka, Minnesota. Prior to entering the accounting field in 1977, he worked for two years as a public school teacher and served four years in the U.S. Coast Guard. He is a graduate of St. Olaf College. Mr. Holmquist was an original incorporator of American Investors Group and an employee of the firm from 1986-1989. Mr. Holmquist’s experience as a CPA and tax professional qualifies him to lead our Sarbanes-Oxley accounting compliance efforts as well as regularly evaluate our internal control and reporting procedures.	2003

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DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND CORPORATE GOVERNANCE; SECTION 16(a) OF THE EXCHANGE ACT COMPLIANCE

Information regarding our current Directors is set forth above under the section titled “Nominees.”

How does the Board operate?

During 2018, the Board of Directors had four meetings. The attendance policy of the Board encourages and expects all Board members to attend all Board meetings. Last year, Mr. Myers, Mr. Doyle and Mr. Holmquist attended 100% of the meetings held while Mr. Caldwell attended three of the meetings held. The Company encourages director attendance at the Annual Shareholder Meeting, but has no policy regarding attendance in light of the fact that very few shareholders attend the Annual Meeting in person. Our Directors are invited to, and frequently one or more of our Directors are in attendance at, the Annual Meeting. Mr. Myers attended the 2018 Annual Shareholder Meeting.

The Board has no separately-designated standing audit committee, compensation committee, nominating or executive committee. The Company’s entire Board performs the functions of an audit committee, but the Board has not designated an “audit committee financial expert.” The Company believes that several of its independent Directors qualify for such a designation, but does not believe the designation of a specific individual is necessary at this time since the Company is managed by its advisor, Church Loan Advisors, Inc. (the “Advisor”).

How are Executives and Directors compensated?

Since inception, the Company has not had any employees, and until the November 2009 appointment of Scott J. Marquis as Chief Financial Officer and Treasurer, the Company had only one executive officer, Philip J. Myers, who serves in several capacities (See Director Nominee table above).

Executive Officers

The following table sets forth certain information regarding the Company’s executive officers.

Name	Age	Position	Biographical Summary
Philip J. Myers	63	Chairman, President and Secretary	(See Director Nominee table above.)
Scott J. Marquis	61	Chief Financial Officer and Treasurer	Scott J. Marquis, is our Chief Financial Officer and Treasurer. He was appointed to this position in November 2009 by our Board of Directors. He is also currently employed full-time as Chief Financial and Operating Officer of American Investors Group, Inc., a registered broker-dealer, where he has been employed since February 1987. Prior to his employment with American Investors Group, Inc., Mr. Marquis was employed for approximately seven years with the Minneapolis-based broker dealer, Piper Jaffray Companies in various capacities within its operations department. Mr. Marquis attended the University of Minnesota in Minneapolis, Minnesota and served in the United States Coast Guard Reserve (Retired). Mr. Marquis is a licensed financial principal and registered representative of American Investors Group, Inc., holds his Series 7, 63 and 27 licenses from FINRA. Mr. Marquis’ knowledge of and experience in operating a public REIT company allow him to provide valuable insights to the Board in its oversight of the Company’s operations as a REIT.

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Neither of the Company’s officers receive any compensation for their services. The Company’s business is managed by the Advisor. The actions and decisions of the Company and the Advisor are governed by the Company’s independent Directors and pursuant to the Company’s Bylaws and the Advisory Agreement. Both of these documents substantially comply with the NASAA REIT Guidelines, which include substantive limitations on, among other things, conflicts of interest and related party transactions. As such, the Company has not adopted a Code of Ethics.

In addition, because the Company has no employees, and because neither Mr. Myers nor Mr. Marquis is compensated by the Company, there is no Company compensation committee. However, we currently pay each independent director $500 for each Board meeting attended ($400 for telephonic meetings), limited to $2,500 per year. We also reimburse Directors for travel expenses incurred in connection with their duties as our Directors; no reimbursements were paid in 2018. Please see “Director Compensation” on page 18. As a non-independent director, Philip J. Myers receives no compensation or reimbursements in connection with his service on our Board of Directors.

Qualifications of Candidates for Election to the Board

The Company’s Directors take a critical role in guiding the Company’s strategic direction and considering the composition of the Board. Since 1994, we have had very little turnover on the Board (one independent member resigned in 2003 and a new, independent member was added in July 2003; one other member resigned in May 2008). As such, the Company does not have a separate nominating committee. When Board candidates are considered, they are evaluated based upon their ability to qualify as independent Directors under Section 3.3 of the Company’s Bylaws and various other criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the Board of Directors of companies similar to the Company, concern for the long-term interests of the shareholders, financial literacy and personal integrity in judgment. To date, the Company has not taken specific diversity considerations (other than those specified) into account when nominating or considering Board candidates and has no policy in this regard. In addition, Director candidates must have time available to devote to Board activities. Accordingly, the Board seeks to attract and retain highly qualified Directors who have sufficient time to attend to their duties and responsibilities to the Company. See “Process for Identifying and Evaluating Candidates for Election to the Board” below for further discussion of how the Board operates in connection with nominations. The

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Company’s Bylaws are available on its website, www.church-loans.net, under the “Investor Relations” tab. References to our website are not intended to and do not incorporate information found on the website into this proxy statement.

Board Leadership Structure and Role in Risk Oversight

Mr. Myers has served as Chairman of the Company’s Board of Directors and President since April 2001. The Board of Directors believes it is important to select its Chairman and the Company’s President in the manner it considers to be in the best interests of the Company and its Shareholders at any given point in time. The Board of Directors believes that the most effective leadership structure for the Company is for Mr. Myers to serve as both the Company’s Chairman and President because a single position reduces the need to hire and compensate additional personnel. Moreover, the Board of Directors recognizes that, given Mr. Myers’ familiarity with the Company’s day-to-day operations and his long-standing experience with the Company, it is valuable to have him lead Board discussions. The Company does not have a lead independent director. Rather, the three independent Directors as a group fulfill the role of reviewing all proposed transactions that involve potential conflicts of interest and proposing matters for consideration or action by management. The Board of Directors and management view this level of independent director involvement as adequate given the nature of the Company and its business. In particular, due to the limited size of the Company’s operations and headcount and the well-defined nature of its business and operating results, the Company has not required more formal and extensive interaction, and the Board of Directors has not considered it necessary to date.

With respect to the Board of Directors’ role in the risk oversight of the Company, the Board of Directors has set forth which transactions may require the prior approval of the Board of Directors (or an independent portion thereof) and which transactions may proceed with management authorization and without any such Board of Directors’ prior approval. In short, other than with respect to the purchase and sale of church bonds for our portfolio in the ordinary course of business, as described below, all future transactions between us and our officers, Directors and affiliates must be approved, in advance, by a majority of our independent Directors.

Process for Identifying and Evaluating Candidates for Election to the Board

The Company’s Board of Directors has no separate nominating committee, however, management of the Company reviews the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommends to the full Board of Directors the persons to be nominated for election at each annual meeting of shareholders of the Company. In the case of incumbent Directors, the Board reviews such Directors’ overall service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the Director continues to meet the applicable independence standards. In the case of any new Director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Board determines whether the candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates would be interviewed by the management of the Company and, if appropriate, then by all members of the Board. The full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

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Shareholder Nominations of Director Candidates

Shareholders may nominate Director candidates for consideration by management of the Company by writing to Philip J. Myers and providing to Mr. Myers the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other Board memberships (if any); and such other information as reasonably available and sufficient to evaluate the minimum qualifications stated above under the section of this proxy statement entitled “Qualifications of Candidates for Election to the Board.” The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Written notice must be given at least 120 days before the date of the next annual meeting of shareholders. If a shareholder nominee is eligible, and if the nomination is proper, management then will deliberate and make its recommendation to the Board of Directors. For the 2019 Annual Meeting of Shareholders, the Board of Directors decided to keep the same Board membership. There has been no changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s 2010 Annual Meeting of Shareholders.

Communications with the Board

Shareholders can communicate directly with the Board by writing to Mr. Philip J. Myers at the Company’s principal address, by calling Mr. Myers at (952) 945-9455 (x1126) or via e-mail at phil@amerinvest.com. All communications will be reviewed by management and then forwarded to the appropriate Director or Directors or to the full Board, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of changes in their ownership of common stock. Officers, Directors and greater than 10% shareholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge during the year ended December 31, 2018, our Officers, Directors and greater than 10% shareholders complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

General

The Company’s and the Advisor’s activities are governed, in part, by the Company’s Bylaws and the Advisory Agreement. Both of these documents substantially comply with the NASAA REIT Guidelines, which include substantive limitations on, among other things, conflicts of interest and related party transactions. Other than with respect to the purchase and sale of church bonds for our portfolio in the ordinary course of business, as described above, all future transactions between us and our officers, Directors and affiliates must be approved, in advance, by a majority of our independent Directors.

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Our Advisor

Subject to the supervision of the Board of Directors, our business is managed by Church Loan Advisors, Inc. (our “Advisor”), which provides investment advisory and administrative services. Church Loan Advisors, Inc. is a Minnesota corporation and has acted as our Advisor since our inception in 1994. Our Advisor provides lending and advisory services solely to us, and administers our business affairs and operations.

The following table sets forth the names and positions of the officers and Directors of the Advisor:

Name	Position
Philip J. Myers	President, Treasurer and Director
Scott J. Marquis	Vice President, Secretary

Our Advisory Agreement

We have entered into a contract with our Advisor (the “Advisory Agreement”) under which our Advisor furnishes advice and recommendations concerning our affairs, provides administrative services to us, and manages our day-to-day affairs. In performing its services under the Advisory Agreement, our Advisor may use facilities, personnel and support services of its affiliates. Expenses, such as legal and accounting fees, director fees, stock transfer agent and registrar and paying agent fees, are our direct expenses and are not provided for by our Advisor as part of its services.

The Advisory Agreement is renewable annually by us for one-year periods, subject to a determination, by a majority of our independent Directors, that our Advisor’s performance has been satisfactory and that the compensation paid by us to our Advisor has been reasonable. The Advisory Agreement was reviewed and renewed for a one-year period ending on April 18, 2020. We may terminate the Advisory Agreement without cause on 60 days’ written notice. Upon termination of the Advisory Agreement by either party, the Advisor may require us to change our name to a name that does not contain the word “American,” “America” or the name of the Advisor or any approximation or abbreviation thereof. However, we may continue to use the word “church” in our name. Our Directors must determine that any successor Advisor possesses sufficient qualifications to perform the Advisory function for us and justify the compensation provided for in its contract with us.

Pursuant to the Advisory Agreement, our Advisor is required to pay all of the expenses it incurs in providing services to us including, but not limited to, personnel expenses, rental and other office expenses of officers of the Advisor (except out-of-pocket expenses of such persons who are our Directors or Officers), and all of its overhead and miscellaneous administrative expenses relating to performance of its functions under the Advisory Agreement. We are required to pay all other expenses, including the costs and expenses of reporting to various governmental agencies and our shareholders and of conducting our operations as a mortgage lender, fees and expenses of appraisers, directors, auditors, outside legal counsel and transfer agents, and costs directly relating to the closing of loan transactions.

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In the event that our total operating expenses exceed in any calendar year the greater of (a) 2% of our average invested assets or (b) 25% of our net income (before interest expense), the Advisor is obligated to reimburse us, to the extent of its fees for such calendar year, for the amount by which the aggregate annual operating expenses paid or incurred by us exceed the limitation. Our independent Directors may, upon a finding of unusual and non–recurring factors which they deem sufficient, determine that a higher level of expenses is justified in any given year.

Our Bylaws provide that our independent Directors are to determine, at least annually, the reasonableness of the compensation which we pay to our Advisor. Factors to be considered in reviewing the advisory fees include the size of the fees of the Advisor in relation to the size and composition of our assets, our profitability, the rates charged by other advisors performing comparable services, the success of our Advisor in generating opportunities that meet our investment objectives, the amount of additional revenues realized by our Advisor for other services performed, the quality and extent of service and advice furnished by our Advisor, the quality of our investments in relation to investments generated by our Advisor for its own account, if any, and the performance of our investments.

Pursuant to the Advisory Agreement, we pay our Advisor an annual base management fee of 1.25% of average invested assets on the first $35 million of such assets, 1.00% on assets from $35 million to $50 million, and .75% on assets in excess of $50 million. For purposes of the Advisory Agreement, the Company’s Invested Assets means outstanding church loans and church bonds and does not include cash or equivalent temporary investments. As defined in the Advisory Agreement, we remit to the Advisor one-half of any origination fee collected from a borrower in connection with mortgage loans made or renewed by us. For the years ended December 31, 2018 and 2017, we paid our Advisor approximately $312,000 and $325,000, respectively.

American Investors Group, Inc.

In the course of our business, we have purchased and may continue to purchase church bonds being underwritten and sold by American Investors Group, Inc., an affiliate of our Advisor. Mr. Myers owns American Investors Group, Inc. and has been President, Treasurer and a director of this securities brokerage firm since 1996. Although we have not and will not pay any commissions on purchases of church bonds from American Investors Group, Inc. American Investors Group, Inc. benefits from such purchases as a result of commissions paid to it by the issuer of the bonds. It also may benefit from mark-ups on bonds we buy from it and mark-downs on bonds we sell through it on the secondary market. We purchase church bonds for investment purposes only, and only at the public offering price. Church bonds we purchase in the secondary market, if any, are purchased at the best price available, subject to customary mark-ups (or in the case of sales – mark-downs), on terms no less favorable than those applied to other customers of American Investors Group, Inc. Our principals and our Advisor may receive a benefit in connection with such transactions due to their affiliation with the underwriter.

Director Independence

The Company’s Board of Directors has determined that each of Dennis J. Doyle, Kirbyjon H. Caldwell and Michael G. Holmquist are “independent,” as that term is defined in NASAA REIT Guidelines and in Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

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Accordingly, the Board is composed of a majority of independent Directors. There are no transactions with the Directors which were evaluated in connection with the Board’s determination of the independence or which have not already been disclosed elsewhere in this proxy statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of May 3, 2019, the number of shares beneficially owned by each Director and by all executive officers as a group, and any beneficial owners of 5% or more of our outstanding stock, based on 1,677,798 shares of common stock outstanding at that date. Unless otherwise noted, each of the following persons has sole voting and investment power with respect to the shares set forth opposite their respective names.

Name and address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class
Philip J. Myers	83,687(2)	4.98%
Scott J. Marquis	1,300	0.08%
Kirbyjon H. Caldwell	--	--
Dennis J. Doyle	--	--
Michael H. Holmquist	319	0.02%
All Executive Officers and Directors as a Group (five individuals)	85,306	5.08%

(1)	The address for each of the officers and Directors is 10400 Yellow Circle Drive, Suite 102, Minnetonka, Minnesota 55343.
(2)	This number includes 25,014 shares owned directly by Mr. Myers and 58,673 shares owned by Apostle Holdings Corp., an affiliate of our Advisor, which is 100% owned by Mr. Myers.
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EXECUTIVE COMPENSATION AND EQUITY COMPENSATION PLANS

The Company pays no compensation to its officers and has no other employees. The Company has no equity compensation plans. Because no compensation or equity awards have been awarded to, earned by or paid to any executive officer of the Company, the Company has not included any tables or charts describing executive compensation. However, compensation paid to our Directors is described below.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Kirbyjon H. Caldwell	$1,400	n/a	n/a	n/a	n/a	n/a	$1,400
Dennis J. Doyle	$1,600	n/a	n/a	n/a	n/a	n/a	$1,600
Michael G. Holmquist	$1,600	n/a	n/a	n/a	n/a	$1,700 (2)	$3,300
Philip J. Myers	n/a	n/a	n/a	n/a	n/a	n/a	--

(1)	All Directors, except Philip J, Myers, are paid $500 per Board meeting attended ($400 for telephonic meetings), limited to $2,500 per year, and reimbursed for travel expenses incurred in connection with their duties as Directors; no reimbursements were paid in 2018.

(2)	Mr. Holmquist was paid an additional $1,700 during 2018 for auditing and testing the Company’s internal controls to determine if the Company has established and is maintaining an adequate system of controls as defined by Section 404 of the Sarbanes-Oxley Act of 2002.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees billed to the Company by Baker Tilly Virchow Krause LLP, the Company’s current independent registered public accounting firm, for professional services rendered for the years ended December 31, 2018 and 2017.

	Years Ended December 31,
	2018	2017
Audit Fees (1)	$78,750	$75,000
Tax Fees (2)	5,010	6,250
All Other Fees & Out of Pocket Expenses (3)	—	11,533
Total	$83,760	$92,783
(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.
(3)	All Other Fees consist of fees for products and services other than the services reported above. The Company paid $0 and $9,500 in fees related our public offering of secured investor certificates for the year ended December 31, 2018 and 2017, respectively.

Audit Committee Report

The Board has no separately-designated standing audit committee, and the entire Board performs the functions of an audit committee. In this capacity, the Board has reviewed and discussed the audited financial statements with management and has discussed with management and the Company’s external auditors, Baker Tilly Virchow Krause, LLP (“BTVK”), the Company’s consolidated financial statements for the fiscal year ended December 31, 2018 and the Company’s internal control over financial reporting. We also discussed with BTVK the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board. BTVK provided to us the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BTVK’s communications with the Board concerning independence, and we discussed BTVK’s independence with them. In determining BTVK’s independence, we considered whether their provision of non-audit services to the Company was compatible with maintaining independence. We received regular updates on BTVK’s fees and the scope of audit and non-audit services they provided. All such services were provided consistent with applicable rules and our pre-approval policies and procedures.

Based on our discussions with management and our external auditors, our review of the representations of management, we recommended that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K.

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Members of the Board:

Philip J. Myers

Kirbyjon H. Caldwell

Dennis J. Doyle

Michael G. Holmquist

The Audit Committee Report is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K.

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PROPOSAL 2

RATIFICATION OF BYLAW AMENDMENT AND INTERPRETATION

On April 18, 2019, the Board of Directors of the Company unanimously approved an amendment of the Financing Policy to increase the percentage of mortgage-secured debt securities (church bonds) that may be held by the Company from 30% to 40%. In particular, the policy as amended read as follows:

“The total principal amount of mortgage-secured debt securities we purchase from churches and other non-profit religious organizations is limited to 40% of our Average Invested Assets.”

Because the policy is incorporated into the Company’s Bylaws by virtue of Bylaw Section 3.20, the revision constitutes an amendment to the Company’s Bylaws.

In addition, the Board unanimously reapproved two interpretation policies. Both policies were initially approved by the Board on April 18, 2018 and both related to how the percentage of Average Invested Assets is calculated. In particular, the Board determined that:

(i)	In calculating the percentage of mortgage-secured debt securities held as of any date, the principal amount of mortgage-secured debt securities held shall exclude the principal amount of any mortgage-secured debt securities that have been in default for more than six (6) consecutive months as of such determination date;

and,

(ii)	In determining the percentage of mortgage-secured debt securities held as Average Invested Assets, the amount of loan assets included in the determination shall be increased by the principal amount of mortgage-secured debt securities held by the Company on the determination date where the Company purchased 100% of the Series of such mortgage-secured debt securities issued by an issuer and the Company continues to own 100% of such bond issue on the determination date.

Further, as a clarification, the Board approved the following resolution to make clear that 100% owned mortgage-secured debt securities shall be treated as mortgage-secured debt securities for purposes of determining the advisory fee to be paid to the Advisor based on such assets.

RESOLVED FURTHER, that any mortgage-secured debt securities considered as loans for purposes of the percentage of Average Invested Assets calculation shall remain as mortgage-secured debt securities for purposes of determination of the advisory fee paid or to be paid to the Advisor under the Advisory Agreement.

The Board determined that the above Bylaw amendment and the interpretations were in the best interests of the Company’s shareholders. The following factors, among others, were found to support this determination:

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(i)	Mortgage-secured debt securities issues are more economic to structure and sell, which allows the Company to offer more competitive financing to prospective borrowers. Loan transactions require on average an additional 100 basis points (or 1.00%) in interest cost to prospective borrowers.
(ii)	Defaulted loan transactions involve more cost and expense to the Company than defaulted mortgage-secured securities transactions as defaulted loan transactions require the Company to take the actions versus a trustee led workout or foreclosure process.
(iii)	The advisory fee payable to the Advisor on mortgage-secured debt securities is 100 basis points (1.00%) less than the advisory fee paid on loan assets.
(iv)	Mortgage-secured debt securities purchased in series permit portions of a financing to be resold, if necessary, to raise cash assets at the Company whereas loan financings typically can only be resold in one transaction that involves more cost and expense to the Company than commissions on a bond sale.

The Board requests that all shareholders vote in favor of the proposal to ratify and approve the Bylaw amendment and the interpretations. All proxies received in response to this solicitation will be voted in favor of the ratification and approval of the Bylaw amendment and interpretations, unless other instructions are indicated thereon.

The Board recommends that the shareholders VOTE TO ratify and approve the Bylaw amendment and interpretations.

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SHAREHOLDER PROPOSALS FOR THE

2020 ANNUAL MEETING OF

SHAREHOLDERS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify us, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, so that such notice is received by our President by December 26, 2019. Any proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. In addition, any shareholder who intends to propose any matter that is not identified in the notice of such meeting must comply with our Bylaws, which require at least twenty (20) days’ written notice prior to the meeting stating with reasonable particularity the substance of the proposal.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters, of which the Board is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

By Order of the Board of Directors,

/s/ Philip J. Myers

Philip J. Myers

President and Secretary

May 13, 2019

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CORPORATE INFORMATION

EXECUTIVE OFFICERS AND DIRECTORS

Philip J. Myers, Chairman, President and Secretary

Scott J. Marquis, Chief Financial Officer and Treasurer

Kirbyjon H. Caldwell, Director

Dennis J. Doyle, Director

Michael G. Holmquist, Director

OFFICERS OF OUR ADVISOR

Philip J. Myers, President, Secretary

and Director

Scott J. Marquis, Vice President, Treasurer

TRANSFER AGENT

Computershare Trust Company, N.A.

PO Box 43070

Providence, RI 02940-3070

800-962-4284

LEGAL COUNSEL

Winthrop & Weinstine, P.A.

Suite 3500

225 South Sixth Street,

Minneapolis, MN 55402

INDEPENDENT ACCOUNTANT

Baker Tilly Virchow Krause, LLP

225 South Sixth Street, Suite 2300

Minneapolis, MN 55402

COMMON STOCK INFORMATION

Our common stock is not regularly traded on any established market, however, it was sporadically traded on the over-the-counter market pink sheets under the symbol “ACMC.PK” during 2018.

At May 3, 2019, we had XXX record holders of our common stock and an undetermined number of additional beneficial owners.

2019 ANNUAL MEETING & SHAREHOLDER CONTACT

Our Annual Meeting of Shareholders will be held at 10:00 a.m., local time, on June 27, 2019 at our offices. Inquiries concerning ACMC or matters of shareholder interest may be directed to:

American Church Mortgage Company

10400 Yellow Circle Drive, Ste. 102

Minnetonka, Minnesota 55343

Attention: Scott J. Marquis

(952) 252-0909

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AMERICAN CHURCH MORTGAGE COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to Be Held on June 27, 2019.

The proxy materials, including the proxy statement and the 2018 Annual Report are available at the “Investors Relations” tab on our website at: www.church-loans.net.

PROXY

The undersigned hereby appoints Philip J. Myers and Scott J. Marquis as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated hereon, all the shares of common stock of American Church Mortgage Company held of record by the undersigned on May 3, 2019, at the Annual Meeting of Shareholders to be held on June 27, 2019, or any adjournment thereof.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

1.	ELECTION OF DIRECTORS

01       Philip J. Myers

02       Kirbyjon H. Caldwell

03       Dennis J. Doyle

04       Michael G. Holmquist

[_]        VOTE FOR all nominees listed

[_] VOTE WITHHELD for all nominees (to withhold authority to vote for a nominee, write number(s) in the box provided)

2.	PROPOSAL TO RATIFY BY-LAW AMENDMENT AND INTERPRETATIONS of the Company’s Financing Policy.

[_] FOR [_] AGAINST [_] ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

(CONTINUED FROM THE OTHER SIDE)

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted AGAINST Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a corporation or other entity, please sign in full corporate name by president or other authorized officer. If a partnership, please sign by authorized person.

Date: , 2019

SIGNATURE

TITLE (IF APPLICABLE)

SIGNATURE (IF HELD JOINTLY)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.